EXHIBIT 99.1

December 31, 2007

Securities and Exchange Commission

Washington, D.C. 20549

Commissioners:

We have read Ascend Acquisition Corp.’s statements included under Item 4.01 of its Form 8-K filed on December 31, 2007, and we agree with such statements concerning our firm.

/s/ GOLDSTEIN GOLUB KESSLER LLP

GOLDSTEIN GOLUB KESSLER LLP